Fourth Quarter 2015 Earnings Conference Call February 24, 2016

A A A A Safe Harbor Statement This presentation includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This information often involves risks and uncertainties that could cause actual results to differ materially from such forward- looking statements. The statements in this presentation that are not historical statements and any other statements regarding EE's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in EE's most recently filed periodic reports and in other filings made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and includes, but is not limited to:  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico  Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability  Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation  Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant  The size of our construction program and our ability to complete construction on budget and on time  Potential delays in our construction schedule due to legal challenges or other reasons  Costs at Palo Verde  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the IRS or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets  Possible physical or cyber attacks, intrusions or other catastrophic events  Other factors of which we are currently unaware or deem immaterial EE’s filings are available from the Securities and Exchange Commission or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this news release, and EE does not undertake to update any forward-looking statement contained herein. 2

Financial Overview 3  Maintained positive earnings of $0.02 per share in 4th quarter of 2015 despite regulatory lag  Reported annual net income of $81.9 million or $2.03 per share for 2015  Declared a quarterly cash dividend of $0.295 per share on January 28, 2016 payable on March 31, 2016 to shareholders of record as of March 15, 2016

A A a 4 2015 Highlights  Completed construction and started commercial operation of Montana Power Station (MPS) Units 1 and 2  Completed construction and placed into service the Eastside Operations Center (EOC)  Filed rate cases in both Texas and New Mexico  Commenced construction of MPS Units 3 and 4  Achieved two separate native system peak records  Palo Verde achieved highest output in its history  Implemented management transition strategy  Maintained high customer satisfaction ratings  EE employees contributed approximately 10,000 volunteer hours to the local community during the year

2016 Objectives  Complete construction and start commercial operation of MPS Units 3 & 4  Become a coal-free utility by selling our 7% ownership interest in Units 4 & 5 and common facilities of the Four Corners plant  Work collaboratively with our union to negotiate a new collective bargaining agreement  Continue to expand affordable large scale solar capabilities  Continue to improve safety, reliability and customer satisfaction measures  Continue to improve relationships with stakeholders  Prepare for the next round of rate case filings in both Texas and New Mexico 5

A A a A A a A A a Texas Rate Case Update (Docket No. 44941)  Originally filed for a non-fuel base rate increase of $71.5mm, which was later revised to $63.3mm  Filed joint motion to abate procedural schedule on January 21, 2016  Settlement discussions continue and we file weekly updates with the PUCT regarding progress  New rates will relate back to January 12, 2016 6

A A a A A a New Mexico Regulatory Updates  New Mexico Rate Case (Case No. 15-00127-UT)  Originally filed for a non-fuel base rate increase of $8.6mm, which was later revised to $6.4mm  Hearing Examiner recommended a $640 thousand increase in non- fuel base rates which includes:  Treating a significant portion of the pension & benefits liability as a rate base offset  Recommended ROE of 9.6% rather than requested ROE of 9.95%  Disallowance of several smaller cost of service items  Substantially all plant in service deemed reasonable and necessary  Extended suspension period to April 8, 2016, by which time the Commission is expected to issue a final order or to extend the period  Four Corners (Case No. 15-00109-UT)  Filed unopposed joint stipulation reflecting settlement agreement in the New Mexico abandonment/sale proceeding seeking approval of the sale of our 7% ownership interest in Units 4 & 5 and common facilities 7

Potential Timeline - Next Rate Cases 8 (1) NM Rate Case filing would use a historical test year ended September 2016 and via a “post test year adjustment” include MPS units 3 & 4 in requested rate base. (2) TX House Bill 1535 allows for the TX Rate Case filing to reflect a historical test year ended September 2016 and include MPS units 3 & 4 in requested rate base. (3) TX House Bill 1535 allows for rates to relate back to the 155th day after a rate case is filed. New Mexico Texas 2016 May Jul Sep Nov Jan 2017 Mar May Jul Sep Nov Jan 2018 2018 Final Order Q1 2018 Final Order 4Q 2017 Effective Date of Rates(3) 3Q 2017 File Rate Case(1) 1Q 2017 File Rate Case 1Q 2017 MPS Unit 4 In-Service Dec 2016 MPS Unit 4 In-Service Dec 2016 Historical Test Year End Sep 2016 Historical Test Year End(2) Sep 2016 MPS Unit 3 In-Service May 2016 MPS Unit 3 In-Service May 2016

A A A A 9 4Q & YTD Key Earnings Drivers 4Q Basic EPS YTD Basic EPS Description December 31, 2014 0.10$ 2.27$ Changes In: Allowance for funds used during construction (AFUDC) (0.07) (0.12) Decreased primarily due to lower construction work in progress balances due to MPS Units 1 & 2 and the EOC being placed in service during the first quarter of 2015 Administrative and general expense (0.04) (0.04) Increased due to higher payroll costs and increased pension and benefits costs Depreciation and amortization (0.03) (0.10) Increased primarily due to MPS Units 1 & 2 and the EOC being placed in service during the first quarter of 2015 Interest on long-term debt (0.02) (0.11) Increased due to interest accrued on $150 million aggregate principal amount of senior notes issued in December 2014 Deregulated Palo Verde Unit 3 (0.02) (0.09) Decreased primarily due to a decrease in proxy market prices reflecting a decline in natural gas prices Investment and interest income - 0.07 Increased for the year due to further diversification and re- balancing of the Palo Verde decommissioning trust fund portfolio O&M at fossil-fuel generating plants 0.06 - Decreased in the fourth quarter primarily due to decreased level of maintenance activity at Four Corners Unit 5 and Newman Unit 4 Retail non-fuel base revenues 0.02 0.23 Increased primarily due to hotter weather and an increase in the number of customers served Palo Verde performance rewards, net - (0.04) Decreased for the year due to the rewards associated with the 2009 to 2012 performance periods being recorded in June 2014 with no comparable activity in 2015 Other 0.02 (0.04) December 31, 2015 0.02$ 2.03$

Historical Weather Summary 10 *Chart illustrates HDD’s for El Paso, Texas as reported by NOAA 2,020 2,286 2,188 2,144 2,273 2,402 2,009 2,426 1,900 2,095 2,457 2,512 2,272 2,768 2,738 3,141 2,876 2,695 2,671 2,839 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 December YTD HDD & CDD HDD CDD 10-Yr HDD Average – 2,174 10-Yr CDD Average – 2,696 December YTD 2015 CDDs  5.3% Above 10-Yr Average  6.3% Above December YTD 2014 December YTD 2015 HDDs  3.6% Below 10-Yr Average  10.3% Above December YTD 2014

Non-Fuel Base Revenues (000's) Percent Change * MWH Percent Change * Residential 49,100$ 3.0% 567,548 2.6% C&I Small 38,636 0.5% 548,583 - C&I Large 8,956 (0.7%) 260,480 (3.4%) Public Authorities 19,081 (0.8%) 363,381 0.8% Total Retail 115,773$ 1.2% 1,739,992 0.5% Cooling Degree Days (CDD's) 144 5.9% Heating Degree Days (HDD's) 889 3.6% Average Retail Customers 404,410 1.4% * Percent Change expressed as change from Q4 2015 over Q4 2014 4th Quarter Retail Revenues and Sales 11

Non-Fuel Base Revenues (000's) Percent Change * MWH Percent Change * Residential 246,265$ 5.1% 2,771,138 4.9% C&I Small 187,436 1.1% 2,384,514 1.1% C&I Large 40,411 3.0% 1,062,662 (0.2%) Public Authorities 91,244 (0.9%) 1,585,568 1.5% Total Retail 565,356$ 2.6% 7,803,882 2.3% Cooling Degree Days (CDD's) 2,839 6.3% Heating Degree Days (HDD's) 2,095 10.3% Average Retail Customers 402,518 1.4% * Percent Change expressed as change from YTD 2015 over YTD 2014 Year to Date Retail Revenues and Sales 12

Capital Requirements & Liquidity  Expended $281.5mm for additions to utility plant for the twelve months ended December 31, 2015  EE made $47.1mm in dividend payments for the twelve months ended December 31, 2015  At December 31, 2015, EE had liquidity of $165.9mm including a cash balance of $8.1mm and unused capacity under the revolving credit facility  Capital expenditures for utility plant in 2016 are anticipated to be approximately $231mm 13

Five Year Cash Capital Expenditures 14 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2016E 2017E 2018E 2019E 2020E Generation Transmission Distribution General $231mm $156mm $182mm $232mm $283mm

15 Projected Rate Base & CWIP YE 2015 Including MPS 1 & 2 YE 2016 Including MPS 3 & 4 Beginning Rate Base (1)(2) $1,632 $1,940 Plant Additions: MPS Transmission and Substations 18 8 New Eastside Operations Center 41 - Other 144 144 New Generating Units: Montana Common Plant 57 6 Montana Unit 1 79 - Montana Unit 2 75 - Montana Unit 3 - 74 Montana Unit 4 - 74 Total 414 306 Depreciation Expense (93) (83) Change in Deferred Income Taxes & Other (3) (13) (28) Total Rate Base (4) $1,940 $2,135 2015 2016 Ending CWIP Balances ($ in millions) $294 $200 (1) Includes NM Palo Verde Unit 3 rate base of approximately $26mm and $27mm for each pro-forma filing in 2015 and 2016, respectively. (2) Beginning rate base is December 31, 2014 (does not include a $29.5mm reduction recommended by the NM Hearing Examiner) and year end balances exclude CWIP. (3) 2016 rate base includes the impact of approximately $30mm of bonus depreciation. (4) Represents a pro-forma rate base projection that is subject to change based on actual rate filings. Pro forma Rate Base Balances ($000)

A A a 16 2016 Earnings Drivers  Given the pendency of our rate case filings in Texas and New Mexico and the magnitude of the effect it could have on our Company at this time, we have decided to forego a defined range of guidance for 2016 YOY Impact on EPS Driver Effective Tax Rate Return to normal weather Property Taxes (1) Investment and interest income Interest expense (1) O&M (1) AFUDC (1) Rate relief Customer growth Depreciation (1) Other (1) Mainly related to regulatory lag ; Q1 will be a challenge due to regulatory lag and no rate relief

Q & A 17